Mairs & Power Small Cap Fund
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Consumer Discretionary - 3.6%
Gentherm, Inc. (a)	143,380	$6,674,339
Life Time Group Holdings, Inc. (a)	65,700	1,604,394
Polaris, Inc.	38,400	3,196,416
		11,475,149

Consumer Staples - 6.9%
Casey's General Stores, Inc.	30,393	11,418,954
MGP Ingredients, Inc.	132,210	11,006,483
		22,425,437

Financials - 16.1%
Alerus Financial Corp.	96,441	2,206,570
Associated Banc-Corp.	322,211	6,940,425
Cullen/Frost Bankers, Inc.	72,450	8,104,257
Glacier Bancorp, Inc.	149,961	6,853,218
Piper Sandler Cos.	36,989	10,497,848
QCR Holdings, Inc.	112,178	8,304,537
Wintrust Financial Corp.	85,046	9,230,042
		52,136,897

Health Care - 10.9%
Bio-Techne Corp.	98,000	7,833,140
CVRx, Inc. (a)	142,456	1,255,038
Exact Sciences Corp. (a)	42,900	2,922,348
Inspire Medical Systems, Inc. (a)	48,625	10,262,306
Medpace Holdings, Inc. (a)	29,370	9,803,706
Neogen Corp. (a)	192,100	3,229,201
		35,305,739

Industrials - 28.3%(b)
AAR Corp. (a)	185,561	12,128,267
AZEK Co., Inc. (a)	280,977	13,149,724
Generac Holdings, Inc. (a)	65,955	10,478,930
Hub Group, Inc. - Class A	279,720	12,713,274
John Bean Technologies Corp.	131,535	12,957,513
nVent Electric PLC	112,887	7,931,441
Oshkosh Corp.	39,750	3,983,347
Tennant Co.	104,664	10,051,930
Toro Co.	92,300	8,005,179
		91,399,605

Information Technology - 22.2%
Altair Engineering, Inc. - Class A (a)	125,726	12,008,090
Clearfield, Inc. (a)	284,793	11,095,535
Entegris, Inc.	74,507	8,384,273
Jamf Holding Corp. (a)	381,667	6,621,922
Littelfuse, Inc.	44,927	11,916,887
Plexus Corp. (a)	87,570	11,971,695
SkyWater Technology, Inc. (a)	166,390	1,510,821
Workiva, Inc. (a)	105,667	8,360,373
		71,869,596

Materials - 7.0%
HB Fuller Co.	145,409	11,542,566
Knife River Corp. (a)	123,650	11,053,074
		22,595,640

Utilities - 4.9%
Black Hills Corp.	136,200	8,324,544
Northwestern Energy Group, Inc.	132,600	7,587,372
		15,911,916
TOTAL COMMON STOCKS (Cost $226,548,944)		323,119,979

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%	Shares
First American Government Obligations Fund - Class X, 4.82% (c)	642,263	642,263
TOTAL SHORT-TERM INVESTMENTS (Cost $642,263)		642,263

TOTAL INVESTMENTS - 100.1% (Cost $227,191,207)		323,762,242
Liabilities in Excess of Other Assets - (0.1)%		(272,487)
TOTAL NET ASSETS - 100.0%		$323,489,755

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (‘‘GAAP’’).

Investment Valuation
Each equity security owned by a Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (‘‘NASDAQ’’), is valued at its last sale price on the exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (‘‘NOCP’’), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the latest sales price on the Composite Market for the day such security is being valued. ‘‘Composite Market’’ means a consolidation of the trade information provided by national securities and foreign exchanges and over-the- counter markets as published by an approved independent pricing service (a ‘‘Pricing Service’’).

 Debt securities, such as U.S. government securities, corporate securities, municipal securities and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield to maturity method. Pricing Services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset values (‘‘NAVs’’) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.

When market quotations are not readily available, any security or other asset is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Trust’s Board of Trustees (the ‘‘Board’’). These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that each Fund is accurately priced.

FASB ASC Topic 820, ‘‘Fair Value Measurements and Disclosures’’ (‘‘ASC 820’’), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of September 30, 2024:

Mairs & Power Small Cap Fund	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$323,119,979	$–	$–	$323,119,979
Money Market Funds	642,263	–	–	642,263
Total Investments	$323,762,242	$–	$–	$323,762,242

Refer to the Schedule of Investments for further disaggregation of investment categories.